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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 31, 2001




                        WESTCOAST HOSPITALITY CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                   WASHINGTON
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                 (State or Other Jurisdiction of Incorporation)


       001-13957                                                  91-1032187
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(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


                       201 W. North River Drive, Suite 100
                            Spokane, Washington 99201
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                    (Address of Principal Executive Offices)


                                 (509) 459-6100
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              (Registrant's Telephone Number, Including Area Code)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On December 31, 2001, WestCoast Hospitality Corporation (Company) acquired all of the outstanding stock of Red Lion Hotels, Inc., a Delaware corporation (Red
Lion). The seller was Doubletree Corporation, a Delaware corporation (Seller).

As of the date of the acquisition and this disclosure, Red Lion owns nine hotel properties, holds the lessee interest on long term leases for 12 hotel properties (one of which is held through its wholly owned subsidiary Boise-Red Lion/Down-Towner, Inc., an Idaho corporation), franchises the Red Lion brand and system to 22 independently owned hotel properties, holds marketing and brand license agreements with four hotels located in Seattle and Yakima, Washington; Austin, Texas; and Denver, Colorado, and holds operating assets supporting those assets and operations. Red Lion used those assets and operations prior to the acquisition in the conduct of its hospitality business, which the Company intends to continue.

The transaction is fully described in and was completed in accordance with a Purchase Agreement dated December 21, 2001, among the Company, Seller and Hilton Hotels Corporation.

The total purchase price was Fifty Million Six Hundred Twenty-Eight Thousand Six Hundred Thirty-Nine Dollars ($50,628,639), which was paid at closing as follows:
Forty percent (40%) (Twenty Million Two Hundred Fifty One Thousand Five Hundred Thirty Nine Dollars ($20,251,539)) in cash; thirty percent (30%) by issuance to Seller of 303,771 shares of the Company's Series A Preferred Stock; and thirty percent (30%) by issuance to Seller of 303,771 shares of the Company's Series B Preferred Stock. The source of funds for the cash portion of the purchase price was loan proceeds from the Company's credit facility with U.S. Bank National Association and the other financial institutions party thereto.

The purchase price was negotiated at arm's length between the Company and Seller, which is an unrelated third party.

This Form 8-K/A amends the Form 8-K filed on January 15, 2002 to include the financial information required under Regulation S-X.

ITEM 7.   Financial Statements and Exhibits

          (a)   Financial statements of business acquired

                See Exhibits 99.4 and 99.5


          (b)   Pro forma financial information

                See Exhibit 99.6


          (c)   Exhibits

                99.4   Audited combined financial statements of Red Lion

                99.5   Unaudited combined financial statements of Red Lion

                99.6 Pro forma condensed combined balance sheet and statement of operations of WestCoast Hospitality Corporation and Red Lion as of and for the nine months ended September 30, 2001 and for the year ended December 31, 2000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.




Dated: March 15, 2002           WESTCOAST HOSPITALITY CORPORATION


                                By:  /s/  Arthur M. Coffey
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                                Executive Vice President/Chief Financial Officer